UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2021

SINTX Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33624	84-1375299
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1885 West 2100 South

Salt Lake City, UT 84119

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (801) 839-3500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, par value $0.01 per share	SINT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On March 15, 2021, SINTX Technologies, Inc. (the “Company”) received funding under the Small Business Administration’s (“SBA”) Second Draw Program under the Paycheck Protection Program (“PPP”) (the “PPP Loan”) from First State Community Bank (the “Lender”). The principal amount of the PPP Loan is $509,148.00. The PPP was established under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) and is administered by the U.S. Small Business Administration (the “SBA”). The PPP Loan has a five-year term, maturing on March 15, 2026. The interest rate on the PPP Loan is 1.0% per annum.

The Company will not be obligated to make any payments of principal or interest if the Company submits a loan forgiveness application to the Bank within 10 months after the end of the Company’s covered loan forgiveness period (as defined and interpreted by the PPP Rules) and such loan forgiveness is allowed. Generally, all or a portion of the PPP Loan may be forgiven if the Company maintains its employment and compensation within certain parameters during the twenty-four (24) week period following the loan origination date and the proceeds of the PPP Loan are spent on payroll costs, rent or lease agreements dated before February 15, 2020 and utility payments arising under service agreements dated before February 15, 2020.

The foregoing description of the PPP Loan is qualified in its entirety by reference to the promissory note for the PPP Loan, which is attached hereto as Exhibit 10.1 and is incorporated by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Promissory Note, dated March 15, 2021, between SINTX Technologies, Inc. and First State Community Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINTX Technologies, Inc.

Date:	March 19, 2021	By:	/s/ B. Sonny Bal
B. Sonny Bal
Chief Executive Officer